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                                   Exhibit 24
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                       Mercantile Bankshares Corporation
                               Power of Attorney

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                                                                      Exhibit 24

                        MERCANTILE BANKSHARES CORPORATION
                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned Directors of MERCANTILE BANKSHARES CORPORATION, a Maryland Corporation, hereby constitute and appoint EDWARD J. KELLY, III and ALAN D. YARBRO, or either of them acting alone, the true and lawful agents and attorneys in fact of the undersigned in each case with full power and authority in either of said agents and attorneys in fact, to sign for the undersigned and in their respective names as Directors of the Corporation the Annual Report of the Corporation to the Securities and Exchange Commission for the year 2001, on Form 10-K, filed under the Securities Exchange Act of 1934, as amended, and any amendment or amendments to such Form 10-K hereby ratifying and confirming all acts taken by such agents and attorneys in fact, or either of them, as herein authorized.

Date:             March 12, 2002


/s/ Clayton S. Rose           Director      /s/ Edward J. Kelly, III  Director
------------------------------              --------------------------
Clayton S. Rose                             Edward J. Kelly, III


/s/ Richard O. Berndt         Director      /s/ H. Furlong Baldwin    Director
------------------------------              --------------------------
Richard O. Berndt                           H. Furlong Baldwin


/s/ Darrell D. Friedman       Director      /s/ Wallace Mathai-Davis  Director
------------------------------              --------------------------
Darrell D. Friedman                         Wallace Mathai-Davis


/s/ Freeman A. Hrabowski, III Director      /s/ Donald J. Shepard     Director
------------------------------              --------------------------
Freeman A. Hrabowski, III                   Donald J. Shepard


/s/ Cynthia A. Archer         Director      /s/ William R. Brody      Director
------------------------------              --------------------------
Cynthia A. Archer                           William R. Brody


/s/ Morton B. Plant           Director                                Director
------------------------------              -------------------------
Morton B. Plant


/s/ Christian H. Poindexter   Director                                Director
------------------------------              --------------------------
Christian H. Poindexter


/s/ George L. Bunting, Jr.    Director                                Director
------------------------------             --------------------------
George L. Bunting, Jr.